August 2022 Q2 2022 Earnings Supplement Exhibit 99.2

Disclaimer Repay Holdings Corporation (“REPAY” or the “Company”) is required to file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”) Such filings, which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect REPAY’s business, results of operations and financial condition. Forward-Looking Statements This presentation (the “Presentation”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, REPAY’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, REPAY’s revised 2022 outlook and other financial guidance, expected demand on REPAY’s product offering, including further implementation of electronic payment options and statements regarding REPAY’s market and growth opportunities, and REPAY’s business strategy and the plans and objectives of management for future operations. Such forward-looking statements are based upon the current beliefs and expectations of REPAY’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond REPAY’s control. In addition to factors previously disclosed in REPAY’s reports filed with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2021, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: exposure to economic conditions and political risk affecting the consumer loan market, the receivables management industry and consumer and commercial spending, including inflationary pressures, general economic slowdown or recession; the impacts of the ongoing COVID-19 pandemic, including the continued emergence of new variants, and the actions taken to control or mitigate its spread; a delay or failure to integrate and/or realize the benefits of REPAY’s recent acquisitions; changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets, including the regulatory environment applicable to REPAY’s clients; the ability to retain, develop and hire key personnel; risks relating to REPAY’s relationships within the payment ecosystem; risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to REPAY; and the risk that REPAY may not be able to maintain effective internal controls. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information set forth herein speaks only as of the date hereof in the case of information about REPAY or the date of such information in the case of information from persons other than REPAY, and REPAY disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this Presentation. Forecasts and estimates regarding our industry and end markets are based on sources REPAY believes to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Industry and Market Data The information contained herein also includes information provided by third parties, such as market research firms. Neither of REPAY nor its affiliates and any third parties that provide information to REPAY, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information. Neither REPAY nor its affiliates and any third parties that provide information to REPAY, such as market research firms, are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. Neither REPAY nor its affiliates give any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. Non-GAAP Financial Measures This Presentation includes certain non-GAAP financial measures that REPAY’s management uses to evaluate its operating business, measure its performance and make strategic decisions. Adjusted EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, tax expense, depreciation and amortization, as adjusted to add back certain charges deemed to not be part of normal operating expenses, non-cash and/or non-recurring charges, such as loss on extinguishment of debt, loss on termination of interest rate hedge, non-cash change in fair value of contingent consideration, non-cash change in fair value of assets and liabilities, share-based compensation charges, transaction expenses, employee recruiting costs, other taxes, restructuring and other strategic initiative costs and other non-recurring charges. Adjusted Net Income is a non-GAAP financial measure that represents net income prior to amortization of acquisition-related intangibles, as adjusted to add back certain charges deemed to not be part of normal operating expenses, non-cash and/or non-recurring charges, such as loss on extinguishment of debt, loss on termination of interest rate hedge, non-cash change in fair value of contingent consideration, non-cash change in fair value of assets and liabilities, share-based compensation expense, transaction expenses, employee recruiting costs, restructuring and strategic initiative costs and other non-recurring charges, non-cash interest expense, net of tax effect associated with these adjustments. Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions. Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although management excludes amortization from acquisition-related intangibles from REPAY’s non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Organic gross profit growth is a non-GAAP financial measure that represents year-on-year gross profit growth that excludes incremental gross profit attributable to acquisitions made in the applicable prior period (or any subsequent period). REPAY believes that Adjusted EBITDA, Adjusted Net Income and organic gross profit growth provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. However, Adjusted EBITDA, Adjusted Net Income and organic gross profit growth are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, operating profit, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze REPAY’s business has material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in REPAY’s industry may report measures titled Adjusted EBITDA, Adjusted Net Income, organic gross profit growth, or similar measures, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider Adjusted EBITDA, Adjusted Net Income and organic gross profit growth alongside other financial performance measures, including net income and REPAY’s other financial results presented in accordance with GAAP. .

1 Financial Update & Outlook

We remain positioned for another year of growth in 2022 We will continue to take advantage of the many secular trends towards frictionless digital payments that have been, and will continue to be, a tailwind driving our business

Second Quarter 2022 Financial Highlights CARD PAYMENT VOLUME $6.2Bn (+34%) TOTAL REVENUE GROSS PROFIT(1) ADJUSTED EBITDA REPAY’s Unique Model Translates Into a Highly Attractive Financial Profile (Represents YoY Growth) $67.4MM (+39%) $50.7MM (+42%) $27.6MM (+35%) Gross profit represents total revenue less other costs of services

Card Payment Volume Gross Profit(1) Adjusted EBITDA Financial Update – Q2 2022 ($MM) Gross profit represents total revenue less other costs of services 74% 75% % Margin 42% 41% % Margin 42% 35% 34%

Organic Growth Recovery Primary COVID Impact Organic Gross Profit Growth Rebound(1) The growth rates shown below provide evidence of a resilient business model and a rebound in organic growth from COVID impacts, which the Company expects will continue in future periods Organic gross profit growth is a non-GAAP financial measure that represents year-on-year gross profit growth that excludes incremental gross profit attributable to acquisitions made in the applicable prior period (or any subsequent period). See slide 20 for additional details See slide 9 for additional details (2)

Strong Liquidity Position as of June 30, 2022 Based on LTM June 2022 PF adjusted EBITDA, pro forma for adjusted EBITDA contribution of Payix Focused on Maintaining Significant Liquidity Preserve liquidity and profitability through: Implementing a soft hiring freeze Limiting discretionary expenses Negotiations with vendors Business continues to show high cash flow conversion Continued investments in organic and inorganic growth Committed to Prudently Managing Leverage Proceeds from convertible notes and follow-on equity offerings used to refinance existing term loan No interest payments, no principal due until maturity in 2026 (if not converted) $185 million revolver facility provides flexibility for further acquisitions Secured net leverage covenant is max of 2.5x (definitionally excludes convertible notes balance) $165 million remaining in revolver facility provides flexibility for additional acquisitions Leverage Total Debt $460 MM Cash on Hand $60 MM Net Debt $400 MM PF Net Leverage(1) 3.5x Liquidity Cash on Hand $60 MM Revolver Capacity $165 MM Total Liquidity $225 MM

Revised FY 2022 Outlook Note: REPAY does not provide quantitative reconciliation of forward-looking, non-GAAP financial measures such as forecasted 2022 Adjusted EBITDA to the most directly comparable GAAP financial measure because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have significant impact on such calculations, and providing them may imply a degree of precision that would be confusing or potentially misleading REPAY revised its previously provided guidance for full year 2022, as shown below CARD PAYMENT VOLUME TOTAL REVENUE GROSS PROFIT ADJUSTED EBITDA $25.0 – $26.3Bn $268 – $286MM $204 – $216MM $118 – $126MM

FY 2022 Gross Profit Outlook Bridge ($MM) Represents high end of FY 2022 gross profit guidance REPAY’s 2022 Gross Profit Outlook Represents ~32% Total Growth & ~14% Organic Growth Organic Growth Growth from Recently Acquired Entities (1)

2 Strategy & Business Updates

Acquire New Clients in Existing Verticals With Our Q2 2022 Performance We See Multiple Levers to Continue to Drive Growth Q2 2022 Gross Profit Growth 42% EXECUTE ON EXISTING BUSINESS BROADENING ADDRESSABLE MARKET AND SOLUTIONS REPAY’s leading platform & attractive market opportunity position it to build on its record of robust growth & profitability Operational Efficiencies Expand Usage and Increase Adoption Strategic M&A Future Market Expansion Opportunities Majority of growth derived from further penetration of existing client base

12

# Executing on Growth Plan

## EXPANDING EXISTING BUSINESS

**230 SOFTWARE PARTNER RELATIONSHIPS[1], INCLUDING:**

B2B CROSS BORDER

veem

LOAN REPAYMENT / ARM / CREDIT

UNION GOLDPOINT C&R Software inovatec Finicity Megasys Q2

B2B VIRTUAL CARD / AP AUTOMATION

billtrust CDK Global HOTEL INVESTORAPPS PREMIER

MORTGAGE SERVICING

EllieMae BLACK KNIGHT

**ADDED NEW CUSTOMERS VIA DIRECT SALESFORCE ACROSS ALL VERTICALS**

Partnered with **Veem to expand ability to deliver cross-border payment options**

Further product expansion in loan repayments, **through partnership with Finicity**

Ended Q2 2022 with 225 total credit union customers

VISA ACCEPTANCE FASTRACK PROGRAM

VISA

## BROADEN ADDRESSABLE MARKET AND SOLUTIONS

**Expanded TAM to ~$5.3 trillion[2]** through strategic M&A, including our acquisitions of BillingTree, Kontrol Payables and Payix

Continued to grow existing relationships and add new names to our **Buy Now Pay Later pipeline**

Completed concurrent common stock and convertible notes offerings in Q1 2021, as well as amended our revolving credit facility – providing the Company with **ample liquidity of $225 million** to pursue deals

Engaged 40+ software developers thus far through relationship with Protego to **enhance and accelerate new product and research & development capabilities**

1) As of June 30, 2022; certain logos added post this date
2) Third-party research and management estimates as of 6/30/2022

REPAY Realtime Electronic Payments

13

# REPAY's Growing B2B Payments Business

Combined AR and AP automation solution provides a compelling value proposition to clients

| $3.4Tn | 15+ | ~$6.0Bn | ~3,800 | ~135K | ~85 |
|---|---|---|---|---|---|
| TOTAL ADDRESSABLE MARKET(1) | VERTICAL END MARKETS | ANNUALIZED PAYMENT VOLUME(2) | CLIENTS | SUPPLIER NETWORK | B2B INTEGRATED SOFTWARE PARTNERS |

## B2B Merchant Acquiring

- $1.2Tn total addressable market
- Integrations with leading ERP platforms, serving a highly diversified client base across a wide range of industry verticals
- Expanded into B2B vertical via APS acquisition
- Cross sell initiative happening within Sage and Acumatica ERPs to add AP solutions

## B2B AP Automation

- $2.2Tn total addressable market
- Fully integrated AP automation platform with electronic payment capabilities including virtual cards and ACH
- Expanded into AP automation vertical via cPayPlus, CPS, and Kontrol acquisitions
- Entered the B2B healthcare space through Ventanex acquisition

1) Third-party research and management estimates as of 6/30/22
2) Volume includes merchant acquiring credit and debit card, virtual card, and enhanced ACH

REPAY
Realtime Electronic Payments

One-stop-shop B2B payments solutions provider REPRESENTATIVE CLIENTS Automated Reporting and Reconciliation Multiple Payment Options Including Virtual Card and Cross Border Vendor Management Customer Rebates Deep ERP Integrations Multiple Payment Methods Tracking and Reconciliation Highly Secure ACCOUNTS RECEIVABLE AUTOMATION ACCOUNTS PAYABLE AUTOMATION TotalPay Solution Cash Inflow Cash Outflow Buyers Suppliers Powerful B2B Offering

3 Appendix

Q2 2022 Financial Update Gross Profit is defined as Total Revenue less Cost of Services SG&A includes expense associated with the change in fair value of tax receivable liability, change in fair value of contingent consideration, and other income / expenses See “Adjusted EBITDA Reconciliation” on slide 17 for reconciliation of Adjusted EBITDA to its most comparable GAAP measure See “Adjusted Net Income Reconciliation” on slide 18 for reconciliation of Adjusted Net Income to its most comparable GAAP measure old THREE MONTHS ENDED JUNE 30 CHANGE ($MM) 2022 2021 AMOUNT %           Card Payment Volume $6,196.3 $4,624.0 $1,572.3 34% Total Revenue $67.4 $48.4 $19.0 39% Cost of Services 16.7 12.7 4.0 32% Gross Profit(1) $50.7 $35.7 $15.0 42% SG&A(2) 18.8 32.7 (13.9) 43% EBITDA $31.9 $3.0 $28.9 NM Depreciation and Amortization 29.2 19.7 9.5 48% Interest Expense 1.1 0.8 0.2 29% Income Tax Expense (Benefit) 3.0 (4.1) 7.2 NM Net Income (Loss) ($1.4) ($13.4) $12.0 90% Adjusted EBITDA(3) $27.6 $20.4 $7.2 35% Adjusted Net Income(4) $16.1 $14.0 $2.1 15%

17

# Adjusted EBITDA Reconciliation

| ($MM) | Q2 2022 | Q2 2021 |
|---|---|---|
| **Net Income (Loss)** | **($1.4)** | **($13.4)** |
| Interest Expense | 1.1 | 0.8 |
| Depreciation and Amortization[1] | 29.2 | 19.7 |
| Income Tax Expense (Benefit) | 3.0 | (4.1) |
| **EBITDA** | **$31.9** | **$3.0** |
| Non-cash change in fair value of contingent consideration[2] | (1.1) | (1.2) |
| Non-cash change in fair value of assets and liabilities[3] | (19.5) | 4.4 |
| Share-based compensation expense[4] | 5.9 | 5.5 |
| Transaction expenses[5] | 7.1 | 7.0 |
| Employee recruiting costs[6] | 0.3 | 0.0 |
| Other taxes[7] | 0.5 | 0.4 |
| Restructuring and other strategic initiative costs[8] | 1.4 | 0.9 |
| Other non-recurring charges[9] | 1.0 | 0.3 |
| **Adjusted EBITDA** | **$27.6** | **$20.4** |

1) For the three months ended June 30, 2022, reflects amortization of client relationships, non-compete agreement, software, and channel relationship intangibles acquired through the Business Combination, and client relationships, non-compete agreement, and software intangibles acquired through REPAY's acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus, CPS Payments, BillingTree, Kontrol Payables and Payix. For the three months ended June 30, 2021, reflects amortization of client relationships, non-compete agreement, software, and channel relationship intangibles acquired through the Business Combination, and client relationships, non-compete agreement, and software intangibles acquired through REPAY's acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus, CPS, BillingTree, and Kontrol Payables. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software.
2) Reflects the changes in management's estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the most recent balance sheet date.
3) Reflects the changes in management's estimates of the fair value of the liability relating to the Tax Receivable Agreement.
4) Represents compensation expense associated with equity compensation plans, totaling $5.9 million and $5.5 million for the three months ended June 30, 2022 and 2021, respectively.
5) Primarily consists of (i) during the three months ended June 30, 2022, professional service fees and other costs incurred in connection with the acquisitions of BillingTree, Kontrol Payables and Payix, and (ii) during the three months ended June 30, 2021, professional service fees and other costs incurred in connection with the acquisition of Ventanex, cPayPlus, CPS, BillingTree and Kontrol Payables, as well as professional service expenses related to the January 2021 equity and convertible notes offerings.
6) Represents payments made to third-party recruiters in connection with a significant expansion of personnel, which REPAY expects will become more moderate in subsequent periods.
7) Reflects franchise taxes and other non-income based taxes.
8) Reflects consulting fees related to processing services and other operational improvements, including restructuring and integration activities related to our acquired businesses, that were not in the ordinary course during the three months ended June 30, 2022 and 2021.
9) For the three months ended June 30, 2022 and 2021, reflects extraordinary refunds to clients and other payments related to COVID-19 and non-cash rent expense. Additionally, for the three and six months ended June 30, 2022, reflects loss on termination of lease and loss on disposal of fixed assets.

REPAY
Realtime Electronic Payments

18

# Adjusted Net Income Reconciliation

| ($MM) | Q2 2022 | Q2 2021 |
|---|---|---|
| **Net Income (Loss)** | **($1.4)** | **($13.4)** |
| Amortization of acquisition-related intangibles[1] | 25.9 | 17.3 |
| Non-cash change in fair value of contingent consideration[2] | (1.1) | (1.2) |
| Non-cash change in fair value of assets and liabilities[3] | (19.5) | 4.4 |
| Share-based compensation expense[4] | 5.9 | 5.5 |
| Transaction expenses[5] | 7.1 | 7.0 |
| Employee recruiting costs[6] | 0.3 | 0.0 |
| Restructuring and other strategic initiative costs[7] | 1.4 | 0.9 |
| Other non-recurring charges[8] | 1.0 | 0.3 |
| Non-cash interest expense[9] | 0.7 | 0.8 |
| Pro forma taxes at effective rate[10] | (4.4) | (7.7) |
| **Adjusted Net Income** | **$16.1** | **$14.0** |

1) For the three months ended June 30, 2022, reflects amortization of client relationships, non-compete agreement, software, and channel relationship intangibles acquired through the Business Combination, and client relationships, non-compete agreement, and software intangibles acquired through REPAY's acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus, CPS Payments, BillingTree, Kontrol Payables and Payix. For the three months ended June 30, 2021, reflects amortization of client relationships, non-compete agreement, software, and channel relationship intangibles acquired through the Business Combination, and client relationships, non-compete agreement, and software intangibles acquired through REPAY's acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus, CPS, BillingTree, and Kontrol Payables. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software.
2) Reflects the changes in management's estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the most recent balance sheet date.
3) Reflects the changes in management's estimates of the fair value of the liability relating to the Tax Receivable Agreement.
4) Represents compensation expense associated with equity compensation plans, totaling $5.9 million and $5.5 million for the three months ended June 30, 2022 and 2021, respectively.
5) Primarily consists of (i) during the three months ended June 30, 2022, professional service fees and other costs incurred in connection with the acquisitions of BillingTree, Kontrol Payables and Payix, and (ii) during the three months ended June 30, 2021, professional service fees and other costs incurred in connection with the acquisition of Ventanex, cPayPlus, CPS, BillingTree and Kontrol Payables, as well as professional service expenses related to the January 2021 equity and convertible notes offerings.
6) Represents payments made to third-party recruiters in connection with a significant expansion of personnel, which REPAY expects will become more moderate in subsequent periods.
7) Reflects consulting fees related to our processing services and other operational improvements, including restructuring and integration activities related to acquired businesses, that were not in the ordinary course during the three months ended June 30, 2022 and 2021.
8) For the three months ended June 30, 2022 and 2021, reflects extraordinary refunds to clients and other payments related to COVID-19 and non-cash rent expense. Additionally, for the three and six months ended June 30, 2022, reflects loss on termination of lease and loss on disposal of fixed assets.
9) Represents non-cash deferred debt issuance costs.
10) Represents pro forma income tax adjustment effect associated with items adjusted above.

REPAY
Realtime Electronic Payments

Depreciation and Amortization Detail Note: Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions (see corresponding adjustments in the reconciliation of net income to Adjusted Net Income on slide 18). Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although REPAY excludes amortization from acquisition-related intangibles from our non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Amortization of intangibles that relate to past acquisitions will recur in future periods until such intangibles have been fully amortized. Any future acquisitions may result in the amortization of additional intangibles. ($MM) Q2 2022 Q2 2021 Acquisition-related intangibles $25.9 $17.3 Software 2.7 2.1 Amortization 28.6 19.4 Depreciation 0.6 0.3 Total Depreciation and amortization $29.2 $19.7

Organic Gross Profit Reconciliation FY 2020A FY 2021A FY 2022E Total Gross Profit Growth 44% 44% 32% Less: Growth from Acquisitions 33% 30% 18% Organic Gross Profit Growth(1) 11% 14% 14% Organic gross profit growth is a non-GAAP financial measure that represents year-on-year gross profit growth that excludes incremental gross profit attributable to acquisitions made in the applicable prior period (or any subsequent period)